LONG-TERM INVESTMENTS, NET	12 Months Ended
Dec. 31, 2025
Long-Term Investments [Abstract]
LONG-TERM INVESTMENTS, NET
6.
LONG-TERM INVESTMENTS, NET

In 2020, the Group, through its subsidiary, Geerong, and another independent purchaser entered into a share purchase agreement with China Smartpay Group Holdings Limited (“China Smartpay”), to acquire 35 ordinary shares of Keen Best Investment Limited (“Keen Best”), representing 35% equity interest in Keen Best, a wholly-owned subsidiary of China Smartpay for an amount of RMB91,957. During the year ended December 31, 2023, the Group was no longer able to exert significant influence over Keen Best and reclassified the investment from equity method to measurement alternative, i.e. cost less impairment, plus or minus qualifying observable price changes. Considering the business forecast of the investee, the Group fully impaired this investment in 2023. In 2024, the Group received a distribution upon unwind of Keen Best of RMB69,018 and recorded in “Other income, net” in the consolidated statements of operations.

The Group purchased two convertible notes totaling RMB51,006 in 2022 and 2023 from PT Rumah Inovasi JET (“JET”), which is entitled to certain redemption rights and conversion rights on or before the maturity date. The Group accounts for its investments in as “available-for-sale” and measured the fair value at each period end. The unrealized holding gains and losses for available-for-sale securities are reported in other comprehensive income until realized.

In 2023, the Group purchased 8% equity interest of Emprende Conmovi, S.A. DE C.V., Sofom, Enr (“EPD”), a Mexico Fintech company for consideration of US$0.5. During the year of 2023, the Group lent two loans of RMB44,709 with the annual interest rate of 10% to EPD. The Group does not have the ability to exert the significant influence the operations of this entity and accounts for this investment using measurement alternative, and loans at amortized cost, respectively. During the year of 2024, performance of EPD was below forecast and there were increased uncertainties around the local regulation environment. The Group took these indicators into consideration when assessing the recoverability of this investment and fully impaired the investment of RMB51,923 as of December 31, 2024.

In 2024, the Group lent several loans totaling RMB97,577 with annual interest rate of 10% to PT Telekomunikasi Andalan Indonesia (“Teleko”). In 2025, the Group further lent several loans totaling RMB66,208 with annual interest rate of 10% to Teleko. The Group accounts for these investments at amortized cost.

In 2025, the Group lent several loans totaling RMB63,043 with annual interest rate of 5% to Liberty Fintech Pte Ltd.(“Liberty”). The Group accounts for this investment at amortized cost.

In 2025, the Group lent several loans totaling RMB71,344 with annual interest rate of 8% to PT Kreatif Industri Persada (“KIP”), one subsidiary of JET and the investee repaid in full cash consideration of RMB73,021, of which RMB1,677 has been recorded as interest income. The Group accounts for this investment at amortized cost.

In 2025, the Group acquired 21% equity interest of PT Sahabat Mikro Fintek(“Samir”), an oversea loan facilitation platform, for further development of oversea business, with the cash consideration of RMB1,166. The Group did not appoint any board members and does not have the ability to exert significant influence over the operations of this entity. This investment is correspondingly accounted for using measurement alternative.